SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 14, 2007

Guidance Software, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33197	95-4661210
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

215 North Marengo Avenue, Pasadena, CA	91101
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 626-229-9191

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

The information in this Item 2.02 of this Current Report is also being furnished under Item 7.01—”Regulation FD Disclosure” of Form 8-K. Such information, including the exhibits attached hereto, is furnished pursuant to Item 2.02 and shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act regardless of any general incorporation language in such filing.

On Nov. 15, 2007, Guidance Software will make a presentation at the UBS Global Technology and Services Conference.

See additional information in the presentation furnished as an exhibit in Item 9.01.

Item 7.01	Regulation FD Disclosure.

The information in this Item 7.01 of this Current Report is also being furnished under Item 2.02—”Results of Operations and Financial Condition” of Form 8-K. Such information, including the exhibits attached hereto, is furnished pursuant to Item 7.01 and shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.

On Nov. 15, 2007, Guidance Software will make a presentation at the UBS Global Technology and Services Conference.

See additional information in the presentation furnished as an exhibit in Item 9.01.

Item 9.01.	Financial Statements and Exhibits

(c)	Exhibit

Exhibit No.	Description

99.01	UBS Global Technology and Services Conference Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Guidance Software, Inc. (a Delaware Corporation)

/S/ JOHN COLBERT
John Colbert
Chief Executive Officer and Director

November 14, 2007

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